UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2009

Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721
(Address of principal executive offices)		(Zip Code)

408-451-9400
Registrant’s telephone number, including area code:

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statements and Exhibits.

SIGNATURES

Exhibit Index
Exhibit No.	Description
10.1	Tenth Supplemental Agreement dated December 18, 2009.
10.2	Fee Letter dated December 18, 2009.
10.3	Executive Employment Agreement between the Company and Richard J. Jacquet dated December 22, 2009.

Item 1.01	Entry into a Material Definitive Agreement.

(a)           On December 18, 2009, Bell Microproducts Limited (“BML”), Bell Microproducts Europe Export Limited, BM Europe Partners C.V., and Bell Microproducts Europe B.V., which are subsidiaries of Bell Microproducts Inc. (the “Company”), supplemented the terms of the December 2, 2002 Syndicated Credit Agreement (the “Agreement”) with Bank of America, National Association (“Bank of America”), as set forth in the Tenth Supplemental Agreement, which amendments included, among other things, increasing the limit that BML can lend to the Company and, during the time such increased limit is in place, increasing the margin applicable to the facility.  BML is also required to meet certain financial covenants as described in Sections 15.6 and 15.7 of the Agreement and maintain Excess Availability as described in Section 16.2.14.

The foregoing is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by this reference.

(b)           On December 18, 2009, BML also entered into an fee letter with Bank of America in conjunction with Bank of America’s role as the arranger of the amended Agreement.

The foregoing is qualified in its entirety by reference to the full text of the fee letter, which is filed as Exhibit 10.2 to this report and incorporated herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2009, the Company entered into a revised Executive Employment Agreement with Richard J. Jacquet, Senior Vice President, Human Resources, to correct typographical errors in Sections 4 and 14, changing the timeframe in those sections from twelve (12) months to six (6) months.

The foregoing is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.3 to this report and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.
 (d) Exhibits:

Exhibit 10.1 Tenth Supplemental Agreement dated December 18, 2009.

Exhibit 10.2 Fee Letter dated December 18, 2009.

Exhibit 10.3 Executive Employment Agreement between the Company and Richard J. Jacquet dated December 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
December 23, 2009	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Tenth Supplemental Agreement dated December 18, 2009.
10.2	Fee Letter dated December 18, 2009.
10.3	Executive Employment Agreement between the Company and Richard J. Jacquet dated December 22, 2009.